Exhibit 99.1

For Immediate Release

Camille Drummond Joins BlackLine Board of Directors

36-year veteran of global oil, gas, and energy powerhouse bp brings extensive business process services expertise to help guide digital finance transformation leader

LOS ANGELES and LONDON – March 18, 2024 – BlackLine, Inc. (Nasdaq: BL) announced today that Camille Drummond has joined the digital finance transformation leader’s board of directors, effective March 15th, 2024. Drummond will draw on her 36 years leading finance and global business process services at oil, gas, and energy leader bp to support BlackLine’s long-term growth trajectory, help extend its market leadership, and elevate its position within the Office of the CFO.

“Camille has driven large-scale organizational and digital transformation at one of the world’s largest companies and proven she is adept at developing business strategies that drive long-term bottom-line growth and value,” said Owen Ryan, chairman and co-CEO of BlackLine. “Her deep understanding of complex global operations will help guide BlackLine as we further accelerate growth and continue to meet the evolving needs of our customers as they embark on their digital finance transformation journeys.”

Drummond currently serves as SVP of Global Business Services at bp, overseeing worldwide finance, procurement, customer, and HR business services teams. During her tenure at bp, she has also held several senior finance roles including CFO of Gas Trading Europe.

“Having managed critical business services on a global scale for many years, I am well-versed in not only the importance of modernizing business processes including the finance function, but also the challenges BlackLine and its customers may be facing,” said Drummond. “I believe my vision for innovation, excellence, and customer success aligns perfectly with BlackLine’s goals. I have seen the transformative impact of BlackLine first-hand and look forward to sharing my perspective to support BlackLine’s mission to continue to be the premier technology partner to the Office of the CFO.”

Recognized for her distinguished career at bp, as well as for driving diversity and inclusion within and outside of organizations, Drummond has been named to the UK’s ‘Powerlist’ of the 100 most influential black leaders for the past five years. She holds an MBA from the Henley Business School.

About BlackLine

Companies come to BlackLine (Nasdaq: BL) because their traditional manual accounting and finance processes are not sustainable. BlackLine’s market-leading cloud platform and customer service help companies move to modern accounting by unifying their data and processes, automating repetitive work, and driving accountability through visibility. BlackLine provides solutions to manage and automate financial close, intercompany accounting, invoice-to-cash, and consolidation processes – inspiring, powering, and guiding large enterprises and midsize businesses on their digital finance transformation journeys.

More than 4,300 customers trust BlackLine to help them close faster with complete and accurate results. The company is the pioneer of the cloud financial close market and is recognized as the leader by customers at leading end-user review sites including G2 and TrustRadius. BlackLine is a global company with operations in major business centers including Los Angeles, New York, the San Francisco Bay area, London, Paris, Frankfurt, Tokyo, Sydney, and Singapore. For more information, visit blackline.com.

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Media Contact:

Ashley Dyer

PR Director

BlackLine

818-936-7166

ashley.dyer@blackline.com

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